SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005
                                                          --------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                      1-11238                 13-3534162
---------------------------        ------------------      ---------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------

                                       N/A
                                    ---------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On April 1, 2005, NYMAGIC, INC. (the "Company") granted discretionary bonuses to Messrs. Kallop, Blackman, Iacopelli, Hart, Berg and Shaw in the form of cash and/or shares of the Company's common stock (the "Common Stock") with respect to each such individual's performance of services in 2004 as follows:



---------------------------------------- -------------------------------------- --------------------------------------
Name                                     Position                               2004 Bonus
---------------------------------------- -------------------------------------- --------------------------------------
A. George Kallop                         Executive Vice President and           $151,000 + 5,300 shares of Common
                                         Chief Operating Officer                Stock as an award of unrestricted
                                                                                shares under the Company's Amended and
                                                                                Restated 2004 Long-Term Incentive Plan
---------------------------------------- -------------------------------------- --------------------------------------
Mark W. Blackman                         Chief Underwriting Officer             $160,000
---------------------------------------- -------------------------------------- --------------------------------------
Thomas J. Iacopelli                      Senior Vice President, Chief           $80,000 + 2,000 shares of Common
                                         Financial Officer and Treasurer        Stock as an award of unrestricted
                                                                                shares under the Company's Amended
                                                                                and Restated 2004 Long-Term
                                                                                Incentive Plan
---------------------------------------- -------------------------------------- --------------------------------------
Paul J. Hart                             Senior Vice President, General         $50,000 + 2,100 shares of Common
                                         Counsel and Secretary                  Stock as an award of unrestricted
                                                                                shares under the Company's Amended
                                                                                and Restated 2004 Long-Term
                                                                                Incentive Plan
---------------------------------------- -------------------------------------- --------------------------------------
George F. Berg                           Senior Vice President Claims           $35,000
---------------------------------------- -------------------------------------- --------------------------------------
William D. Shaw, Jr.                     Director and Vice Chairman             $83,000 + 4,500 shares of Common
                                                                                Stock as an award of unrestricted
                                                                                shares under the Company's Amended
                                                                                and Restated 2004 Long-Term
                                                                                Incentive Plan
---------------------------------------- -------------------------------------- --------------------------------------


The foregoing awards of Common Stock have been granted pursuant to a form of unrestricted shares award agreement which will be attached as an exhibit to the Company's Quarterly Report on Form 10-Q which the Company intends to file in May 2005.

On April 6, 2005, the Company entered into a consulting agreement (the "Consulting Agreement"), with William D. Shaw, Jr., a member of the Company's board of directors and Vice Chairman, pursuant to which Mr. Shaw will provide certain consulting services to the Company relating to the Company's asset management strategy including (i) participating in meetings with rating agencies; (ii) participating in meetings with research analysts; and (iii) certain other investor relations services. Mr. Shaw's compensation under the Consulting Agreement is $100,000 per year, payable in four equal quarterly payments of $25,000. In addition, the Company may also pay Mr. Shaw a bonus at the discretion of the Company. The

Consulting Agreement terminates on December 31, 2005, unless extended by mutual agreement, and is subject to termination by Mr. Shaw or the Company on 30 days prior notice. The Consulting Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.



Item 9.01          Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number    Description
         --------------    -----------

         10.1 Consulting Agreement, dated as of April 6, 2005, by and between the Company and William D. Shaw, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 NYMAGIC, INC.


                                 By:  /s/ Thomas J. Iacopelli
                                    --------------------------------------------
                                    Name:  Thomas J. Iacopelli
                                    Title: Chief Financial Officer and Treasurer




Date: April 6, 2005

                                  Exhibit Index


         Exhibit Number    Description
         --------------    -----------

         10.1 Consulting Agreement, dated as of April 6, 2005, by and between the Company and William D. Shaw, Jr.